SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 15, 2005
(Date of earliest event reported)

Commission File No.:  333-126218



                    Merrill Lynch Mortgage Investors, Inc.
            (Exact name of registrant as specified in its charter)
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       Delaware                                           13-3416059
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)


4 World Financial Center, 250 Vesey Street, New York, New York      10080
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 449-1000
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              (Registrant's telephone number, including area code)

ITEM 8.01 Other Events.
          ------------

            Computational Materials

            Merrill Lynch, Pierce, Fenner & Smith Incorporated, as an underwriter (the "Underwriter") of certain of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-LC1, has provided prospective purchasers of certain classes of certificates with certain tables and other related information (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the changes in the structure and terms of the Offered Certificates.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------

      99.1                             Computational Materials (as defined in
                                       Item 8.01) that have been provided by the Underwriter to prospective purchasers of the Offered Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.




                                       By:  /s/ David M. Rodgers
                                          --------------------------------------
                                          Name:   David M. Rodgers
                                          Title:  Executive Vice President


Date:  December 15, 2005

                                INDEX TO EXHIBITS


                                                            Paper (P) or
Exhibit No.            Description                          Electronic (E)
-----------            -----------                          --------------


   99.1                Computational Materials (as                E
                       defined in Item 8.01) that have
                       been provided by the Underwriter
                       to prospective purchasers of the
                       Offered Certificates.